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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 14, 2003


                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                                   9995                                        13-3570672
-------------------------------     -------------------------------------------     ---------------------------------------
(State or Other Jurisdiction of     (Primary Standard Industrial Classification     (I.R.S. Employer Identification Number)
 Incorporation or Organization)                     Code Number)




                              580 Marshall Street
                         Phillipsburg, New Jersey 08865
                                 (908) 387-1673

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    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibit 99.1 Sentigen Holding Corp. press release, dated November 14, 2003.


ITEM 12. REGULATION FD DISCLOSURE

      On November 14, 2003, Sentigen Holding Corp. announced its financial results for the third quarter ended September 30, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

      (All other items on this report are inapplicable.)




                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Date: November 14, 2003

            SENTIGEN HOLDING CORP.

            /s/ Fredrick B. Rolff
            -----------------------------------
            Chief Financial Officer
            (Principal Accounting and Financial Officer)




                                 EXHIBIT INDEX

      99.1  Sentigen Holding Corp. press release, dated November 14, 2003.


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